UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 29, 2019

REIGN SAPPHIRE CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

333-204486	47-2573116
(Commission File Number)	(IRS Employer Identification No.)

9465 Wilshire Boulevard

Beverly Hills, CA 90212

(Address of Principal Executive Offices)

(213) 457-3772

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Issuance of Notes Pursuant to Securities Purchase Agreement

On September 29, 2019, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with respect to the sale and issuance of up to $125,000 aggregate principal amount of convertible promissory notes (the “Notes”) with two accredited investors.   On September 29, 2019, an initial investment amount of $40,000 was loaned, in aggregate, by the investors.

Terms of Notes;

The Notes mature twelve (12) months after the original issue date of the Notes (the “Issue Date”), and provide for interest to accrue at a rate equal to the lesser of 15% per annum or the maximum rate permitted under applicable law after the occurrence of any event of default as provided in the Notes. At any time after the Issue Date, the holder of a Note, at its option, may convert the outstanding principal balance and accrued interest into shares of Common Stock of the Company. The initial conversion price for the principal and interest in connection with voluntary conversions by a holder of a Note is $0.005 per share, subject to adjustment as provided therein. The Notes, for example, are subject to adjustment upon certain events such as stock splits and if the Company issues any securities with more favorable terms than are described in the Notes, the holder of a Note, may, at the holder’s option, become a part of the more favorable transaction documents. Each Note also contains a prepayment penalty of 125% of the amount outstanding under the Note. The holder of a Note does not have the right to convert any portion of their Note if it (together with its affiliates) would beneficially own in excess of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise (the “Beneficial Ownership Limitation”). The Notes include customary events of default, including, among other things, payment defaults, covenant breaches, certain representations and warranties, certain events of bankruptcy, liquidation and suspension of the Company’s Common Stock from trading.  If such an event of default occurs, the holder of a Note may be entitled to take various actions, which may include the acceleration of amounts due under such Note and accrual of interest. The foregoing description is qualified in its entirety by reference to the full text of the form of Note filed as Exhibit 10.2 hereto, which is incorporated by reference into this Item 1.01.

Additional Purchaser Rights and Company Obligations

The Purchase Agreement includes additional purchaser rights and Company obligations including obligations on the Company to satisfy the current public information requirements under SEC Rule 144(c), to reserve a sufficient amount of shares underlying the Notes, and other customary representations and warranties. Reference should be made to the full text of the Purchase Agreement filed as Exhibit 10.1 hereto, which is incorporated by reference to this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is incorporated herein by reference.

The Notes issued by the Company pursuant to the terms of the Purchase Agreement were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. No general solicitation or general advertising was used in connection with the offering of the Notes. The investors are “accredited investors” as such term is defined in Regulation D promulgated under the Securities Act.   This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The Company disclosed to the investor, and the investor acknowledged, that the Notes and all shares of underlying Common Stock of the Company could not be sold unless they are registered under the Securities Act or unless an exemption from registration is available, and the certificates or instruments representing the Notes, and the certificates representing the common stock to be issued upon conversion or exercise of the Notes will include, a legend to that effect.

Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits.

In reviewing the agreements included or incorporated by reference as exhibits to this Current Report on Form 8-K, please remember that they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure about the Company or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this Current Report on Form 8-K and in our other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

Exhibit
Number	Description

10.1	Securities Purchase Agreement dated September 29, 2019.
10.2	Form of Convertible Promissory Note issued under the Securities Purchase agreement included as Exhibit 10.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2019
REIGN SAPPHIRE CORPORATION

/s/ Joseph Segelman
By: Joseph Segelman
Chief Executive Officer

3